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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): June 29, 2006

                  CWHEQ, INC., (as depositor under the Sale and Servicing Agreement, dated as of June 29, 2006, relating to the Revolving
              Home Equity Loan Asset Backed Notes, Series 2006-E).

                                   CWHEQ, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   333-132375-04             87-0698310
----------------------------       -------------             ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)

4500 Park Granada
Calabasas, California                                           91302
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8

Item 8.01. Other Events.

Filing of Certain Materials

      In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2006-E of Revolving Home Equity Loan Asset Backed Notes, Series 2006-E (the "Notes"), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Section 9

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

      8.1   Opinion of Sidley Austin LLP re Tax Matters.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWHEQ, INC.

                                                         By: /s/ Darren Bigby
                                                             ----------------
                                                         Name:  Darren Bigby
                                                         Title: Vice President



Dated:  June 29, 2006

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                                  Exhibit Index

Exhibit                                                                    Page
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8.1       Opinion of Sidley Austin LLP re: Tax Matters                      5